UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 30, 2020

Information Services Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

2187 Atlantic Street

Stamford, CT 06902

(Address of principal executive offices)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common Stock, $0.001 par value	III	The Nasdaq Stock Market LLC

Item 5.02(e) Compensatory Arrangements of Certain Officers

On December 30, 2020, Information Services Group, Inc. (“ISG” or the “Company”) and Michael P. Connors, Chairman and Chief Executive Officer (“CEO”), entered into Amendment No. 3 (the “Amendment”) to his Employment Agreement originally made and entered into as of December 16, 2011 (the “Employment Agreement”) as amended by Amendment No.1, dated as of December 10, 2013 and Amendment No. 2, dated as of December 13, 2016.  The Amendment extends the term of the Employment Agreement, which currently terminates on the close of business on December 31, 2021, for an additional four years until December 31, 2025 (the “Additional Term”).  As consideration for the Additional Term, the Company will (i) grant to Mr. Connors on January 4, 2021 $350,000 face value of restricted stock units, which will vest if the Company’s Adjusted EBITDA (as reported in the Company’s periodic filings with the Securities and Exchange Commission) for 2021, 2022 or 2023 is at least 50% greater than the Adjusted EBITDA for 2020 (provided that the grant will expire unvested if the performance threshold is not satisfied by December 31, 2023); and (ii) pay a cash payment of $500,000 if the Company’s stock price increases by at least 10% at any time as compared to closing price for the Company’s stock on December 31, 2020 with such 10% performance threshold being measured based on the average closing share price for ten consecutive trading days (provided that (A) if this performance threshold is satisfied during 2021, such cash payment would be made on December 31, 2021, (B) if this performance threshold is satisfied during 2022 or 2023, such cash payment would be made in the following month after such threshold is satisfied and (C) if this performance threshold is not satisfied by December 31, 2023, no cash payment shall be made).

The foregoing summaries of the Amendment do not purport to be complete and are qualified in their entirety by, the full text of the Amendment, which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description
10.1	Amendment No. 3 dated as of December 30, 2020 to the Employment Agreement made and entered into as of December 16, 2011, by and between Information Services Group, Inc. and Michael P. Connors

104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2020	INFORMATION SERVICES GROUP, INC.

	By:	/s/ Michael P. Connors
Michael P. Connors
Chairman and Chief Executive Officer

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